UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     January 1, 2006
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                                    CDEX INC.
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               (Exact Name of Registrant as Specified in Charter)

  Nevada                          000-49845                    52-2336836
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(State or Other Jurisdiction     (Commission                 (IRS Employer
    of Incorporation)            File Number)              Identification No.)

1700 Rockville Pike, Suite 400, Rockville, Maryland                20852
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code       (301) 881-0080
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

     The Registrant has entered into a Settlement and Consulting Agreement, as of January 1, 2006, with a consultant company controlled by Malcolm H. Philips, Jr.(the "Consultant"), for Mr. Philips's continued services as Registrant's Chairman of the Board and additional services as a consultant in order to assure a smooth and settled transition for the Registrant's new Chief Executive Officer (as discussed in Item 5.02 below). The agreement has a term of one year, unless extended by mutual agreement of the parties, and may be terminated by either party on two weeks' notice.

     Pursuant to the agreement, through the Consultant, for Mr. Philips's services, the Registrant will continue to pay compensation of $2,500 cash per month and will also provide to the Consultant options to purchase 150,000 free-trading shares of the Registrant's Class A Common Stock vesting 1/3 per year for three years. As settlement of past obligations and compensation for future services, the Registrant will also pay to the Consultant 350,000 free-trading shares of Class A Common Stock.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     On January 1, 2006, Mr. James Griffin became the Registrant's Chief Executive Officer and President, effective on that same date. Mr. Griffin has served as the Registrant's Chief Operating Officer since October 1, 2005.

     The press release announcing Mr. Griffin's engagement is attached hereto as
Exhibit 99.1 as incorporated herein by reference.

     In connection with the appointment of Mr. Griffin as Chief Executive Officer and President, Malcolm H. Philips, Jr. resigned from those positions. Mr. Philips will continue to serve as Chairman of the Board and as a Consultant pursuant to a Settlement and Consulting Agreement described under Item 1.01.

Item 9.01. Financial Statements and Exhibits.

       (a) Not Applicable

       (b) Not Applicable

       (c) Exhibits

99.1 Press Release dated January 3, 2006, announcing that effective January 1, 2006, Mr. James Griffin will become CDEX's Chief Executive Officer and President.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     CDEX INC.



Date:   January 6, 2006              By:   /s/ James Griffin
                                           -----------------------------------
                                           James Griffin,
                                           Chief Executive Officer and President



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                                  EXHIBIT INDEX
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Exhibit No.       Exhibit Title
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99.1              Press Release dated January 3, 2006, announcing that
                  effective January 1, 2006, Mr. James Griffin will become CDEX's Chief Executive Officer and President.



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